UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported): July 31, 2006

                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)

             0-16090                                  87-0447375
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     (Commission File Number)             (IRS Employer Identification No.)

  777 Main Street, Suite 1000, Fort Worth, Texas             76102
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 (Address of Principal Executive Offices)                  (Zip Code)

                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 3.03   Material Modification to Rights of Security Holders.

      Effective July 31, 2006, the Registrant effected a one-for-six reverse split of all issued and unissued authorized shares of its common stock and a corresponding increase in the par value of its authorized common stock from $0.03 per share to $0.18 per share. After effecting the reverse stock split, the Registrant's total authorized capital stock consists of 33,333,333 shares of common stock, of which 17,759,770 shares are issued and outstanding. The reverse stock split did not otherwise alter any of the voting powers, designations, preferences, limitations, restrictions or relative rights of the capital stock of the Registrant.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  August 3, 2006         By:  /s/ Mark J. Morrison
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                                    Mark J. Morrison,
                                    President and
                                    Chief Financial Officer